Impairment Charges	12 Months Ended
Dec. 31, 2011
Asset Impairment Charges [Abstract]
Impairment Charges

Note 10. Impairment Charges

We periodically assess whether there are any indicators that the value of our real estate investments may be impaired or that their carrying value may not be recoverable. For investments in real estate in which an impairment indicator is identified, we follow a two-step process to determine whether the investment is impaired and to determine the amount of the charge. First, we compare the carrying value of the real estate to the future net undiscounted cash flow that we expect the real estate will generate, including any estimated proceeds from the eventual sale of the real estate. If this amount is less than the carrying value, the real estate is considered to be impaired, and we then measure the loss as the excess of the carrying value of the real estate over the estimated fair value of the real estate, which is primarily determined using market information such as recent comparable sales or broker quotes. If relevant market information is not available or is not deemed appropriate, we then perform a future net cash flow analysis discounted for inherent risk associated with each investment.

The following table summarizes impairment charges recognized on our consolidated and unconsolidated real estate investments for all periods presented (in thousands):

	Years Ended December 31,
	2011	2010	2009
Real estate	$12,040	$-	$900
Net investments in direct financing leases	(1,608)	1,140	2,616
Total impairment charges included in expenses	10,432	1,140	3,516
Equity investments in real estate (a)	206	1,394	-
Total impairment charges included in continuing operations	10,638	2,534	3,516
Impairment charges included in discontinued operations	41	14,241	6,908
Total impairment charges	$10,679	$16,775	$10,424

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(a)       Impairment charges on our equity investments in real estate are included in Income from equity investments in real estate and the REITs within the consolidated financial statements.

Real Estate

During the years ended December 31, 2011 and 2009, we recognized impairment charges on various properties totaling $12.0 million and $0.9 million, respectively. These impairments were primarily the result of writing down the properties' carrying values to their respective estimated fair values in connection with potential sales subsequent to tenants vacating or not renewing their leases.

Direct Financing Leases

In connection with our annual review of the estimated residual values on our properties classified as net investments in direct financing leases, we determined that an other-than-temporary decline in estimated residual value had occurred at various properties due to market conditions. The changes in estimates resulted in the recognition of impairment charges totaling $1.1 million and $2.6 million in 2010 and 2009, respectively. In the fourth quarter of 2011, we recorded an out-of-period adjustment of $1.6 million (Note 2).

Equity Investments in Real Estate

During the year ended December 31, 2011, we recognized an other-than-temporary impairment charge of $0.2 million on a venture as a result of the anticipated sale of the venture property. The venture completed the sale of its property in the third quarter of 2011. In connection with our annual review of the fair value of our equity investments, we recognized an other-than-temporary impairment charge of $1.4 million during the year ended December 31, 2010 to reflect the decline in the estimated fair value of the venture's underlying net assets in comparison with the carrying value of our interest in the venture.

Properties Sold

During the years ended December 31, 2011, 2010 and 2009, we recognized impairment charges on properties sold totaling less than $0.1 million, $14.2 million and $6.9 million, respectively. These impairment charges, which are included in discontinued operations, were the result of reducing these properties' carrying values to their estimated fair values (Note 16) in connection with anticipated sales.